EXHIBIT 32.1 — CEO Section 906 Certification

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of HyOrc Corporation for the period ended June 30, 2026, I, K. Reginald Fubara, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2026

/s/ K. Reginald Fubara
K. Reginald Fubara